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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2003

                                 VERDISYS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              CALIFORNIA                              333-64122                             22-3755993
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

                           25025 I-45 NORTH, SUITE 525
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 364-6999
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


                         RECONSTRUCTION DATA GROUP, INC.
                      10600 N. DE ANZA BOULEVARD, SUITE 250
                           CUPERTINO, CALIFORNIA 95014
                                 (408) 517-3305
                     (FORMER NAME AND ADDRESS OF REGISTRANT)

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ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated November 17, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 17, 2003, the Registrant issued a press release, as set forth in Exhibit 99.1 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VERDISYS, INC.

Date: November 17, 2003.

                                             By:  /s/ DAN WILLIAM
                                                ------------------------------
                                                  Dan William
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX


            Exhibit
            Number                 Description
            -------                ------------
             99.1       Press Release dated November 17, 2003.